OCTOBER 1, 2015 NEW YORK CITY 2015 Dunkin’ Brands Investor & Analyst Day

STACEY CARAVELLA DIRECTOR, INVESTOR RELATIONS Agenda 2

Forward-Looking Statements Certain information contained in this presentation, particularly information regarding future economic performance, finances, and expectations and objectives of management constitutes forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are generally contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions. Our forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ materially from those projected or implied by the forward-looking statement. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K. Nothing in this presentation should be regarded as a representation by any person that these targets will be achieved and the Company undertakes no duty to update its targets. Regulation G This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Dunkin’ Brands Group, Inc. business and its performance. These measure should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non- GAAP amounts to the relevant GAAP amount are available on www.investor.dunkinbrands.com.

Agenda Topic Welcome and CEO Kick-Off Management presenter Nigel Travis – Chairman & CEO Vision for Next 5 Years & Financial Update LUNCH Nigel Travis & Paul Carbone – Chief Financial Officer Dunkin’ Donuts U.S.: Our Equation for Growth Paul Twohig – President, Dunkin' Donuts U.S. & Canada, & Dunkin' Donuts & Baskin-Robbins Europe & Latin America Dunkin’ Donuts U.S.: Franchising Grant Benson – VP of Franchising & Business Development Chris Fuqua, VP of Brand Marketing, & Scott Hudler, VP of Global Consumer Engagement Dunkin’ Donuts U.S.: Leading Product, Marketing and Digital Innovation BREAK Dunkin’ Donuts U.S.: DD U.S. Franchisee Returns Paul Twohig

Agenda Topic Management presenter Expanding Product Availability Across Retail Channels Baskin-Robbins U.S.: On the Path to Growth Bill Mitchell – President, Baskin-Robbins U.S. & Canada, & Dunkin' Donuts & Baskin-Robbins China, Japan & Korea International Leadership Panel Discussion Global Supply Chain Scott Murphy – Chief Supply Officer & SVP International Paul Carbone Q&A & Closing Remarks Nigel Travis & Paul Carbone

Thursday, October 22, 2015 DNKN Q3 Earnings Release

OCTOBER 1, 2015 NEW YORK CITY 2015 Dunkin’ Brands Investor & Analyst Day

NIGEL TRAVIS, CHAIRMAN & CEO Our Vision for the Next 5 Years

Welcome to New York City

Brands that Generate Buzz…

YEARS OF BRAND HERITAGE SIGNIFICANT U.S. & GLOBAL GROWTH OPPORTUNITY ASSET-LIGHT, NEARLY 60+ 100% FRANCHISED BUSINESS Dunkin’ Brands is unique in the QSR space

► Great franchisee relationships ► Terrific unit economics As a Nearly 100% Franchised Business With Long Runway for Growth We Have Two Priorities:

Leading DNKN Forward  Strong Global Line Management Structure Highly Experienced, Aligned Management Team Based on Strong Cross-Functional Collaboration Deep Management Bench-Strength Incentives strongly aligned to growth of the stock Backed by a very experienced, stable and engaged Board of Directors

Impressive Growth Since July 2011 Initial Public Offering…  6,838 DD USA restaurants  2,546 BR USA restaurants  6,986 International restaurants  16,370 Total Restaurants  8,240 DD USA restaurants  2,490 BR USA restaurants  8,365 International restaurants  19,095 Total Restaurants July 27, 2011 (IPO)1 Q2 2015 Added more than 2,700 restaurants since IPO 1 Store counts through Q2 2011

Impressive Growth Since July 2011 Initial Public Offering… 7.1% Revenue CAGR Since IPO $783.2M USD LTM June 2015 Revenues $595.5M USD LTM June 2011 Revenues

Impressive Growth Since July 2011 Initial Public Offering… 12.7% Profit CAGR Since IPO $386.7M USD LTM June 2015 Adj. Operating Income $240M USD LTM June 2011 Adj. Operating Income

Impressive Growth Since July 2011 Initial Public Offering… 23.2% Adj. EPS CAGR Since IPO $1.74 Fiscal Year 2014 Adj. Earnings Per Share $0.93 Fiscal Year 2011 Adj. Earnings Per Share

And We’ve Achieved Strategic Milestones

Opened Dunkin’ Donuts in California

Made revolutionary changes in supply chain 21

Developed digital framework for the future 22

Turned Baskin-Robbins U.S. Around

Launched Dunkin’ Donuts K-Cups Into CPG Channel

Significantly Expanded Dunkin’ Donuts’ Presence in Europe

Signed Landmark Store Development Deal for China

Fixed Outstanding Debt at Very Attractive Rate Weighted– average fixed rate of 3.76%

Returned More Than $1.4B in Cash to Shareholders

Experienced Headwinds in 2014 and 2015

 A snapshot in time…  Global growth concerns  Low oil prices  Currency volatility  Interest rate uncertainty  Minimum wage anxiety Global Economic Concerns

Our Vision for the Next 5 Years

Focused Strategies to Drive Incremental Profitable Growth for Dunkin’ Brands and Franchisees INCREASE COMPARABLE STORE SALES AND PROFITABILITY IN DD U.S. INCREASE COMPARABLE STORE SALES AND DRIVE STORE GROWTHFOR BR U.S. CONTINUE DD U.S. CONTIGUOUS STORE EXPANSION DRIVE ACCELERATED INTERNATIONAL GROWTH ACROSS BOTH BRANDS ENHANCE GLOBAL BRAND RELEVANCE THROUGH CPG

Our Vision for the Next 5 Years U.S. Comps: 2-4% Total net unit development: 4-6% growth rate We’re targeting…

Our Vision for the Next 5 Years We’re targeting… Mid-to-high single digit revenue growth G&A growth at half the rate of revenue growth 10%+ adjusted operating income growth Up to 15% adjusted EPS growth

Note: “Today” counts as of June 2015 Dunkin’ Brands of the Future: 30,000+ Restaurants UNITED STATES Today: 10,730 PODs; 81% of FY14 revenue Future: 19,500+ AMERICAS Today: 620 PODs; 2% of FY14 revenue Future: 1,400 EUROPE & RUSSIA Today: 731 PODs; 2% of FY14 revenue Future: 1,800 ASIA & AUSTRALIA Today: 5,839 PODs; 4% of FY14 revenue Future: 9,500 MIDDLE EAST Today: 1,175 PODs; 11% of FY14 revenue Future: 2,000

Here’s How We Will Achieve Our Vision…  On path to 6% DD U.S. store growth rate  Use innovation, data, and technology to drive sales  Take creative approaches to maintain leading U.S. franchise returns  Grow our international business in highest-profit potential markets  Expand our CPG business  Pro-actively approach sustainability  Return value to shareholders with proactive, efficient capital structure

Here’s How We Will Achieve Our Vision…  On path to 6% DD U.S. store growth rate  Use innovation, data, and technology to drive sales  Take creative approaches to maintain leading U.S. franchise returns  Grow our international business in highest-profit potential markets  Expand our CPG business  Pro-actively approach sustainability  Return value to shareholders with proactive, efficient capital structure

2010 2011 2012 2013 2014 Proven Track Record of Accelerating Growth 206 243 291 371 DUNKIN’ DONUTS U.S. NET DEVELOPMENT 405 3.1% 3.6% 4.1% 5.1% 5.3%

Here’s How We Will Achieve Our Vision…  On path to 6% DD U.S. store growth rate  Use innovation, data, and technology to drive sales  Take creative approaches to maintain leading U.S. franchise returns  Grow our international business in highest-profit potential markets  Expand our CPG business  Pro-actively approach sustainability  Return value to shareholders with proactive, efficient capital structure

41

Technology Continuum: Consumer Website Social Media Mobile One-to-Many… Pay, Order, Deliver 2000 2005 2010 2015 Future… One-to-One…

Technology Continuum: Store 2000 2005 2010 2015 Future… POS Back Office Digital Signage

Using Data to Drive Sales 65.5% of all Transactions include Donut(s) $4.53 Avg. Total Basket of Donut Trans $1.14 From Donuts $3.39 From Attachment 9.8% of Donut Trans are Donut(s) only $2,610 Total Basket ADS 60.6% of all Transactions include Donut(s) $4.35 Avg. Total Basket of Donut Trans $1.02 From Donuts $3.33 From Attachment 9.8% of Donut Trans are Donut(s) only $2,203 Total Basket ADS 2015 2014 ►500 bps increase in % of Transactions with Donut(s) ►+4.1% increase in Avg. Total Basket of Donut Transactions ►+18.5% increase in Donut Total Basket Avg. Daily Sales National Donut Day Highlights 2015 vs. 2014 Based on total Radiant stores, not limited to comp store base Reference to Donut(s) in Market Basket data is inclusive of any product that falls within the Donut Varieties Sub Category, including Munchkins, etc.

Here’s How We Will Achieve Our Vision…  On path to 6% DD U.S. store growth rate  Use innovation, data, and technology to drive sales  Take creative approaches to maintain leading U.S. franchise returns  Grow our international business in highest-profit potential markets  Expand our CPG business  Pro-actively approach sustainability  Return value to shareholders with proactive, efficient capital structure

Franchisees and Licensees are Life-Blood of Dunkin’ Brands System ► Highly-democratic system; takes time to build relationship ► Franchised model can mean slower-to-market with certain initiatives than company-owned ► High-margin business is very attractive to new and existing franchisees ► Our #1 focus is franchisee profitability but comps are important! ► High flow-through on comps FRANCHISED MODEL DRIVES RESTAURANT GROWTH! ► Achieved app. 4% global net growth in 2014 on base of 18,000+ restaurants ► Achieved 5.3% Dunkin’ Donuts U.S. net growth in 2014 on base of 7,600+ restaurants 2011 Weekly Margin $s YTD 2015 Avg. Weekly Margin $s Supply Chain Savings/Other COMPS Contribution! Components of Weekly Gross Margin $ Growth

► Tightening labor market ► Minimum wage increases ► National Labor Relations Board ruling U.S. Franchisees’ Small Businesses Face Headwinds as Labor Dynamics Shift

Here’s How We Will Achieve Our Vision…  On path to 6% DD U.S. store growth rate  Use innovation, data, and technology to drive sales  Take creative approaches to maintain leading U.S. franchise returns  Grow our international business in highest-profit potential markets  Expand our CPG business  Pro-actively approach sustainability  Return value to shareholders with proactive, efficient capital structure

Recent International Performance  IPO goal for International – Improve disciplines and profitability  Investment enabled better disciplines Standards, food safety, reporting, store openings and closings  Disappointing profitability performance Renewed focus on highest profit-potential markets  Headwinds from Japan and Korea JVs  Significant long-term international potential

International Market Summary  DD Europe off to great start; promising future  DD UK stabilizing after turbulent start  DD & BR Middle East consistent outstanding performers  Excitement for DD & BR in China after reformatting  DD & BR steady growth in Southeast Asia  DD Latin America has upside potential

Focused International Resources CURRENT HIGH DD Middle East BR Middle East BR Korea FUTURE HIGH BR SE Asia DD Latin America DD Europe

Focused International Resources CURRENT HIGH DD Middle East BR Middle East BR Korea FUTURE HIGH BR SE Asia DD Latin America DD Europe

Focused International Resources CURRENT HIGH DD Middle East BR Middle East BR Korea FUTURE HIGH BR SE Asia DD Latin America DD Europe

Focused International Resources CURRENT HIGH DD Middle East BR Middle East BR Korea FUTURE HIGH BR SE Asia DD Latin America DD Europe

Focused International Resources CURRENT HIGH DD Middle East BR Middle East BR Korea FUTURE HIGH BR SE Asia DD Latin America DD Europe

Focused International Resources CURRENT HIGH DD Middle East BR Middle East BR Korea FUTURE HIGH BR SE Asia DD Latin America DD Europe

Focused International Resources CURRENT HIGH DD Middle East BR Middle East BR Korea FUTURE HIGH BR SE Asia DD Latin America DD Europe It will take time to build both brands in China

Here’s How We Will Achieve Our Vision…  On path to 6% DD U.S. store growth rate  Use innovation, data, and technology to drive sales  Take creative approaches to maintain leading U.S. franchise returns  Grow our international business in highest-profit potential markets  Expand our CPG business  Pro-actively approach sustainability  Return value to shareholders with proactive, efficient capital structure

Dunkin’ Donuts K-Cup Launch in Retail Off to Strong Start Enhancing and growing brand awareness

Here’s How We Will Achieve Our Vision…  On path to 6% DD U.S. store growth rate  Use innovation, data, and technology to drive sales  Take creative approaches to maintain leading U.S. franchise returns  Grow our international business in highest-profit potential markets  Expand our CPG business  Pro-actively approach sustainability  Return value to shareholders with proactive, efficient capital structure

Pro-Actively Approaching Sustainability Sourcing Driving sustainability through our supply chain ► New commitments to animal welfare ► Ongoing work with suppliers on palm oil policy compliance ► Developing sustainable sourcing strategy Packaging Identifying a recyclable alternative to our foam cup ► Testing polypropylene plastic cup in multiple communities Green Building Reducing our impact with more sustainable restaurants ► 23 DD Green Achievement restaurants to date in the U.S. ► DD Green Achievement program now available for U.S. Dunkin’ Donuts remodels ► Conducting baseline study of energy and water usage in U.S. Dunkin’ Donuts restaurants

Here’s How We Will Achieve Our Vision…  On path to 6% DD U.S. store growth rate  Use innovation, data, and technology to drive sales  Take creative approaches to maintain leading U.S. franchise returns  Grow our international business in highest-profit potential markets  Expand our CPG business  Pro-actively approach sustainability  Return value to shareholders with proactive, efficient capital structure

$1.4 Billion Returned to Shareholders1 Cash Distributions Since 20111 Regular Dividends $300M Share Repurchase $1.1B TOTAL $1.4B 1 2011 through Q2 2015

Here’s How We Will Achieve Our Vision…  On path to 6% DD U.S. store growth rate  Use innovation, data, and technology to drive sales  Take creative approaches to maintain leading U.S. franchise returns  Grow our international business in highest-profit potential markets  Expand our CPG business  Pro-actively approach sustainability  Return value to shareholders with proactive, efficient capital structure

NIGEL TRAVIS, CHAIRMAN & CEO Our Vision for the Next 5 Years

PAUL CARBONE, CFO Financial Update

Capital Structure & Shareholder Returns

Franchisee-Model Enables Leveraged Capital Structure and Financial Flexibility Deleverage EBITDA growth & required amortization payments Share Repurchase Offset dilution from exercising of stock options & other opportunistic repurchases Dividends Raised quarterly dividend from $0.23 in 2014 to $0.265 beginning in Q1 2015 Cash Distributions Since 20111 Regular Dividends $300M Share Repurchase $1.1B TOTAL $1.4B 1 2011 through Q2 2015

Dunkin’ Brands Capital Structure Management Actively managing capital structure to stay within long-term targeted leverage range of 4.5X to 5.5X net debt/adj. EBITDA (in Millions) FYE 2011 FYE 2012 FYE 2013 FYE 2014 6/27/15 Cash & Cash Equivalents $247 $253 $257 $208 $329 Total Debt $1,473 $1,858 $1,831 $1,819 $2,502 Adj. EBITDA $314 $341 $373 $397 $422 Net Debt / Adj. EBITDA 4.4x 5.2x 4.6x 4.4x 5.5x* Total Debt Adj. EBITDA 4.7x 5.4x 4.9x 4.6x 5.9x * Estimated pro-forma net-debt-to-Adjusted-EBITDA ratio following Q1 2015 refinancing. Does not include excess cash proceeds from refinancing expected to be used under Company's existing authorized share buyback program.

Franchised restaurant concepts adopting highly-levered capital structures taking advantage of business model’s strong and predictable cash flows 6.3x 5.9x 5.7x 5.2x 3.6x 2.0x 1.3x 0.7x 0.0x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x Wendy's Dunkin' Brands Restaurant Brands International Dine Equity Domino's McDonald's YUM! Brands Starbucks Chipotle Debt / LTM EBITDA Source: Company filings. As of September 8, 2015 Note: Financial data calendarized. Averages exclude Dunkin’ Brands % Franchised 87% 100% 100% 99% 97% 82% 77% 46% 0% Greater than 85% Franchised Comparable Companies Less than 85% Franchised Comparable Companies Average Debt / EBITDA: 5.2x Average Debt / EBITDA: 1.0x

Dunkin’ Brands Maturity Profile No set maturities until 2019 and a weighted-average fixed-rate coupon of 3.76% Due 2019 Due 2022 $2.5 Billion Original Principal Note: Does not include $100m VFN revolver (undrawn). Based on anticipated repayment dates

Selected Peer Total Shareholder Payout Ratio Benchmarking 319% 198% 129% 117% 110% 106% 74% 42% 41% 0%+ 100%+ 200%+ 300%+ 400%+ Wendy's Dunkin' Brands Domino's YUM! Brands Starbucks McDonald's Dine Equity Chipotle Restaurant Brands International Dividends Share Repurchases Source: Company filings. Note: Shareholder Payout Ratio defined as sum of cash dividends and share repurchases in 3 previous reported fiscal years divided by net income from the same period. Averages exclude Dunkin’ Brands % Franchised 87% 100% 97% 77% 46% 82% 99% 0% 100% Average Shareholder Payout: 118%

2015 Guidance

Q3 Dunkin’ Donuts U.S. Comparable Store Sales Growth  Expect Dunkin’ Donuts U.S. Q3 Comparable Store Sales growth of 1.1%  Ticket approximately 190 bps  Traffic declined approximately 70 bps  Approximately 300 bps of pricing

Speedway Result  100 Dunkin’ Donuts U.S. store closings in 2015 and 2016  Gross openings remain unchanged  Sites closing represent only 0.1% of Dunkin’ Donuts U.S. sales  Opportunity to re-enter many trade areas with upgraded full menu traditional restaurants 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Signed 500 unit agreement with Hess 500 units opened with Hess as franchisee Hess and traditional DD franchisees sign agreement for 100 units  Hess average weekly sales of $1,850  Hess’ retail division acquired by Speedway  2015+: Speedway intends to exit 100 sites with DD franchisees  Speedway to remain franchisee in its venues

2015 Guidance DUNKIN’ DONUTS U.S. 1 – 3% comp store sales growth 410 – 440 total net unit development (excluding Speedway closures) INTERNATIONAL (DD & BR) 200 – 300 total net unit development BASKIN-ROBBINS U.S. 1 – 3% comp store sales growth 5 – 10 total net unit development BUSINESS SEGMENTS DUNKIN’ BRANDS 6 – 8% revenue growth 7 – 8% adjusted operating income growth $1.87 – 1. 91 Adjusted EPS

Retail Technology Update

Retail Technology Systems 78 Uniform Retail Technology Environment  7,300+ U.S. Dunkin’ Donuts & 1,000 Baskin-Robbins  Consistent reporting and data exporting capabilities  Centralized management for agility and increased security Technology Brand Standards  Franchisee choice within guidelines  Create compliant, secure retail ecosystem  Provide consistent guest ordering experience  Simplify crew training and execution

Giving Our Guests the Payment Options they Want: Leading the industry with NFC-capable terminals by early 2016

PAUL CARBONE, CFO Financial Update

OCTOBER 1, 2015 NEW YORK CITY 2015 Dunkin’ Brands Investor & Analyst Day

PAUL TWOHIG PRESIDENT, DUNKIN’ DONUTS U.S. & CANADA & DUNKIN' DONUTS/BASKIN-ROBBINS EUROPE & LATIN AMERICA Dunkin’ Donuts U.S.

Focused Strategies to Drive Incremental Profitable Growth for Dunkin’ Brands and Franchisees INCREASE COMPARABLE STORE SALES AND PROFITABILITY IN DD U.S. INCREASE COMPARABLE STORE SALES AND DRIVE STORE GROWTHFOR BR U.S. CONTINUE DD U.S. CONTIGUOUS STORE EXPANSION DRIVE ACCELERATED INTERNATIONAL GROWTH ACROSS BOTH BRANDS ENHANCE GLOBAL BRAND RELEVANCE THROUGH CPG

Focused Strategies to Drive Incremental Profitable Growth for Dunkin’ Brands and Franchisees INCREASE COMPARABLE STORE SALES AND PROFITABILITY IN DD U.S. INCREASE COMPARABLE STORE SALES AND DRIVE STORE GROWTHFOR BR U.S. CONTINUE DD U.S. CONTIGUOUS STORE EXPANSION DRIVE ACCELERATED INTERNATIONAL GROWTH ACROSS BOTH BRANDS ENHANCE GLOBAL BRAND RELEVANCE THROUGH CPG

Our Equation for Growth PEOPLE GUEST EXPERIENCE PROFITABLE TOPLINE SALES

PEOPLE 86 RELATIONSHIPS TRAINING SIMPLIFICATION

GUEST EXPERIENCE 87 BEVERAGE QUALITY SPEED & ACCURACY FRIENDLINESS Delivering an even higher-quality experience to our guests.

88 PROFITABLE TOPLINE SALES UNIT ECONOMICS STORE GROWTH

Our Equation for Growth PEOPLE GUEST EXPERIENCE PROFITABLE TOPLINE SALES

PAUL TWOHIG PRESIDENT, DUNKIN’ DONUTS U.S. & CANADA & DUNKIN' DONUTS/BASKIN-ROBBINS EUROPE & LATIN AMERICA Dunkin’ Donuts U.S.

CHRIS FUQUA VP – MARKETING SCOTT HUDLER VP – GLOBAL CONSUMER ENGAGEMENT Dunkin’ Donuts U. S. Marketing

Dunkin’ Donuts: A 65 year old, iconic brand that evolves with the times. We energize, inspire, and reward our customers, our employees, and our franchisees through great products, exceptional guest service, and innovative marketing

We are a Marketing Powerhouse FRANCHISEE-FUNDED ADVERTISING BUDGET $375M+ NATIONAL MARKETING DRIVING SALES AND BUILDING BRAND AWARENESS CONSUMER ENGAGEMENT WITH INTERACTIVE, SOCIAL & MOBILE MEDIA

Part of everyday life for a lot of people… 94

Our most important job 95  Staying relevant  Leveraging a strong and diverse team  Confronting reality and headwinds  Innovating  Building relationships with franchisees  Evolving our marketing approach

We stay relevant by focusing on key trends QSR /Coffee Trends  Breakfast is growing  Coffee is a busy market  Mobile is influencing choice Consumer Expectations  Authenticity, transparency  Quality at a value  Customization, personalization  Health and Wellness Economy/Macro Environment  Industry bi-furcation  Service models impacted by labor issues  Low gas prices, offset by rising menu prices  Weather

Great opportunities ahead (Don’t look back)  K-Cup and Pound of Coffee purchases have transitioned to grocery  Avian Flu Crisis impacted Egg supply  Weather patterns early in the year 2015 Challenges Reasons for optimism  Strong lineup of innovative products  Focus on building coffee culture through Macchiato, Coffee Commitment  Continued expansion of DD Perks  Expansion of CPG

2016 Strategies: Continuing the evolution 98 Differentiating thru Product Innovation Building our Coffee Culture Expanding Daypart Relevance Leveraging Technology to Improve the Brand Experience Building 1:1 Marketing Capabilities Evolving the way we Engage Consumers

BEVERAGE PRIORITIES Our pipeline remains strong and priorities are clear Other 4% Food 16% Bakery 23% Beverages 57% % of Sales Hot Coffee Iced Coffee Blended Beverages Specialty Coffee Hot/Iced Tea Data shown is 2015 year-to-date through August 65% food sold before 11 am 35% food sold after 11 am FOOD PRIORITIES Donut Innovation Breakfast Sandwiches PM Snacking Improving ingredients

Differentiating through Product Innovation In a business based on ritual, innovation breaks the tie 100

Building our Coffee Culture  Protect Hot Coffee  Build our Ice Coffee Lead  Bolster Special Coffee Credentials  Continue Coffee Commitment

Our morning business is strong and we have a great opportunity later in the day DBI Data Transactions % of Total 0 10 20 30 40 50 60 70 Morning (4 - 11am) Afternoon (12 - 6pm) Evening (7 - close)

Expanding Day-part Relevance  Beverages = Ritual  Perks = Targeted Activity  Be the All Day Breakfast Leader  PM Snacking  Shift focus to Young Audience

We are evolving the way we engage with today’s consumers High Profile Media Original Brand Content Targeted Digital Media  Aligning with high-profile media to drive brand and LTO messaging  Increasing our Digital Spending based on Stronger ROI and Targeting opportunities  Developing original brand content utilizing partnerships  Leverage the brand’s 15M + social connections across social platforms

Leveraging technology to improve the brand experience  Improving franchisee profitability with the DD Card  14M+ Mobile App downloads  3.5M DD Perks Members On-the-Go Ordering  Next step in Consumer Engagement Delivery  Exploring 3rd party options Curbside Pickup  Benefits locations with no Drive Thru

Launching a test of Mobile Ordering in November  Testing in Portland, ME beginning November 2015  Exclusive benefit to DD Perks members  Planning to expand nationwide in 2016

Potential Benefits of Mobile Ordering Increased DD Perks acquisition and member engagement Increased customer throughput during peak hours 1 Improved Guest experience 2 3

Driving mobile payments with a leader  Launching Apple Pay in the DD app October 2015  Apple Pay available in Dunkin’ restaurants beginning 2016  Guests can pay with their DD Card through Apple Pay

Launching Dunkin’ Delivery  Launching Delivery test in Q4 2015 in Dallas, TX  Future integration into the app

Building a strong digital ecosystem to power targeted 1:1 engagement 14M+ Mobile App Users 6M Email Subscribers 3.5M DD Perks Members 15M+ Social Connections

Building 1:1 Marketing capabilities through DD Perks  3.5 million members  Growing frequency and spend among members  Building Partnership Marketing opportunities

How the DD Perks loyalty program works 112 Activates DD Card and enrolls on DDPerks.com FREE Beverage at enrollment Spends $1 5 DD Perks Points Accrues 200 DD Perks Points FREE Beverage Receives a personalized offer based on spend Bonus points to accrue rewards faster Guest action taken Guest earns

We are refining our ability to track DD Perks members activities  Have built significant data on DD Perks members since launching in early 2014  Leveraging across multiple digital channels  Using data to deliver targeted 1:1 offers based on activity

Targeting with more variables, driving richer customization and more relevant touch points 4/27 Visit 1 $2.99, AM visit, Hot Coffee & Donut, mPay 4/27 Offer for Beth Visit Dunkin’ 5X this week and earn 50 points 4/29 Visit 2 $2.95, PM visit, Hot Coffee & Muffin, DD Card 3/30-4/26 Targeting Beth visits Dunkin’ 3X per week 4/30 Journey Builder Reminder on Facebook 4/30 Visit 3 $1.95, AM visit, Hot Coffee, DD Card 5/01 Visit 4 $3.94, AM visit, Hot Coffee & 2 Donuts, mPay 4/27-5/02 Offer Impact Beth spends $15.28 over 5 visits in 1 week 5/02 Visit 5 $3.45, PM visit, Iced Coffee & Donut, mPay Confidential information: Copying, dissemination or distribution of this information is strictly prohibited. Source: Loyalty data 3.30.14-5.03.15 5/02 Badge Reward Beth earns Beverage Baron badge for purchasing a drink 5x/week

Targeting DD Perks offers to increase PM purchase behavior DBI Data OFFER: Get 20 Bonus Points for every visit after 2pm High Frequency Guests with no PM Visits Low Frequency Guests with some PM Visits Targeted Group Resulting Performance +34% Lift in Response +14% Lift in Response

Focused on continuing to grow DD Perks membership and engagement  Build upon Q4 momentum  Mobile Ordering exclusive to Perks members  Strong acquisition push among Holiday DD Card base  Active social data acquisition efforts 2016 Acquisition Drivers 2016 Engagement Drivers  Special offers to our VIP Members (top 1% of spend)  Testing of Premium membership tier  Exclusive price- pointed offers for Perks members

2016 Strategies: Continuing the evolution 117 Differentiating thru Product Innovation Building our Coffee Culture Expanding Daypart Relevance Leveraging Technology to Improve the Brand Experience Building 1:1 Marketing Capabilities Evolving the way we Engage Consumers

Tying it all together  Our 65 year old brand is special  Our foundation is strong − we work to protect it every day  We are building a Coffee Culture that our consumers expect and deserve  We innovate in everything we do  Strong relationships are at the core of our success

CHRIS FUQUA VP – MARKETING SCOTT HUDLER VP – GLOBAL CONSUMER ENGAGEMENT Dunkin’ Donuts U. S. Marketing

PAUL TWOHIG PRESIDENT, DUNKIN’ DONUTS U.S. & CANADA & DUNKIN' DONUTS/BASKIN-ROBBINS EUROPE & LATIN AMERICA Dunkin’ Donuts U.S.

Dunkin’ Donuts U.S. New Restaurant Returns

Compelling Unit Economics Driving Accelerated Growth AVERAGE UNIT VOLUMES $905,000 CASH-ON-CASH RETURNS 25%+ AVERAGE INITIAL CAPEX $462,000 2014 Cohort Store-Level Economics – Traditional Stores As of 9/1/2015 Standalone, Traditional Dunkin Donuts Restaurants only 2014 data is projected based on partial year results

2014 West & Emerging First Year Cash-on-Cash Returns Project to Finish Between 18% and 20% Callout Text As of 9/1/2015 Standalone, Traditional Dunkin Donuts Restaurants only 2014 data is projected based on partial year results 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2011 (55 Sites) 2012 (74 Sites) 2013 (115 Sites) 2014 (115 Sites) West & Emerging First Year Cash-on-Cash Returns

West & Emerging Average Restaurant Build Cost As of 9/1/2015 Standalone, Traditional Dunkin Donuts Restaurants only 2014 data is projected based on partial year results $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2011 (55 Sites) 2012 (74 Sites) 2013 (115 Sites) 2014 (115 Sites) ► Increase in 2014 West & Emerging Build Costs driven by: ► Greater number of free-standing restaurants than prior year ► Incremental investments by franchisees to build Brand equity in new markets

Dunkin’ Donuts California 125

Dunkin’ Donuts California 126

Profitable Topline Sales Driven by High-Margin Products As of 9/1/2015 Standalone, Traditional Dunkin Donuts Restaurants only 2014 data is projected based on partial year results $7,600 $7,800 $8,000 $8,200 $8,400 $8,600 $8,800 2011 (55 Sites) 2012 (74 Sites) 2013 (115 Sites) 2014 (115 Sites) West & Emerging - High Margin Product $

$15,200 $15,600 $16,000 $16,400 $16,800 $17,200 $17,600 2011 (55 Sites) 2012 (74 Sites) 2013 (115 Sites) 2014 (115 Sites) West & Emerging - First Year Sales 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2011 (55 Sites) 2012 (74 Sites) 2013 (115 Sites) 2014 (115 Sites) West & Emerging - First Year EBITDA % West & Emerging New Restaurant Sales & Profitability ► 2014 West & Emerging sales forecasted to grow 2.4% over 2013 ► New markets include Sacramento, Los Angeles and New Orleans As of 9/1/2015 Standalone, Traditional Dunkin Donuts Restaurants only 2014 data is projected based on partial year results

2014 West & Emerging First Year Cash-on-Cash Returns Project to Finish Between 18% and 20% Callout Text As of 9/1/2015 Standalone, Traditional Dunkin Donuts Restaurants only 2014 data is projected based on partial year results 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2011 (55 Sites) 2012 (74 Sites) 2013 (115 Sites) 2014 (115 Sites) West & Emerging First Year Cash-on-Cash Returns

Real Estate Signings West & Emerging Markets 2011 2012 2013 2014 2015 est 25% 4-year CAGR

PAUL TWOHIG PRESIDENT, DUNKIN’ DONUTS U.S. & CANADA & DUNKIN' DONUTS/BASKIN-ROBBINS EUROPE & LATIN AMERICA Dunkin’ Donuts U.S.

GRANT BENSON VP FRANCHISING & BUSINESS DEVELOPMENT Dunkin’ Donuts U.S. Franchising Update

Driving the Growth of Dunkin’ Brands OPPORTUNITY TO DOUBLE FOOTPRINT OF DD U.S. COMPELLING UNIT ECONOMICS HIGH-QUALITY FRANCHISEE DEMAND Both New and Existing CONTIGUOUS, STRATEGIC APPROACH

Opportunity to Double Dunkin’ Donuts U.S. Footprint 1 As of end June 2015 REGION STORES1 PENETRATION1 Core 4,049 1:8,900 Established 2,675 1:20,100 Emerging 1,196 1:74,200 West 320 1:406,000 TOTAL 8,240 1:37,500

Significant Long-Term Expansion Opportunity for Dunkin’ Donuts U.S. DD PRO FORMA LONG-TERM PENETRATION 320 ~5,100 1,196 ~3,800 2,675 ~3,660 4,049 ~4,350 ~300 ~1,000 ~3,000 ~ 5,000 Q2 2015 Core Established Emerging West Long-term 8,240 ~17,000+ 1:8,200 1:14,600 1:23,000 1:25,000 1:18,300

REGION Core Established Emerging West 52% 39% 9% SDA Commitments By Market Type Since 2012

Inventory Creates Opportunity Inventory is DYNAMIC and Cyclical  Inherent Market Potential  SDA Territorial Growth  Non-SDA Site Specific Deals (IFF)  Renewals  Resizing of Territories (ex. Indianapolis)  Market Optimization Unlocks Growth  Leveraging Asset Brokerage Market Entry Plan Sell Phase 1 Build & Open Phase 1 Market Plan & Optimize Sell Phase 2 Build & Open Phase 2 Market Plan & Optimize Sell Phase 3 Build & Open Phase 3

Demand From Strong Franchise Prospects— Both New and Existing Brands Owned by Franchise Candidates: • Balance of internal and external  Increase overall “capacity”  Retain capital & franchisee focused efforts • 590,000+ Web Views YTD • 2,600+ NEW Franchise Applications YTD • 45% of Existing Networks have opened unit(s) in past 24 months or have an active SDA • Optimal mix dependent on market stage

New vs. Existing Franchisee Commitments 2012 2013 2014 Co m m it m ent s West New Existing 2012 2013 2014 Emerging New Existing 2012 2013 2014 Established New Existing

California: A Mix of New and Existing Franchisees Balancing New and Existing Franchisees – Plus some Hybrid Groups – in Phase 1 sales in California New Jersey DD Franchisee Transplant New England + Local Developer Connecticut Group Midwest 2nd Generation + New Del Taco, Subway Franchisee Little Caesar’s Franchisee WingStop Franchisee Carl’s Jr. Franchisee New Existing

1 Unit 2-5 Units 6-10 Units 11-20 Units >20 Units Networks Franchisee Network Snapshot Distribution of DD Franchisee Networks provides opportunities to fit capacity and desire of diverse franchise groups Note: Store count includes 39 company-owned stores. Data as of June 2015. • System average = 8 restaurants per franchisee group • Targeting 6-15+ unit range for most operators • Consolidation of networks occurring over time Networks Restaurants Average Network Sizes Qty % of Total Qty % of Total Network 1 Unit 300 23% 300 4% 1.0 2-5 Units 567 44% 1,809 22% 3.2 6-10 Units 210 16% 1,582 19% 7.5 11-20 Units 131 10% 1,926 23% 14.7 >20 Units 80 6% 2,716 33% 34.0 Total 1,288 100% 8,333 100% 6.5 1 Unit 2-5 Units 6-10 Units 11-20 Units >20 Units Restaurants 8,240 Total 1,021 Total

Rigorous Standards Guide Candidate Selection  Demonstrates passion towards operational excellence and customer satisfaction  Prior franchise experience, restaurant experience and other applicable retail experience  Sufficient resources and capitalization to secure and execute a SDA  Deep understanding and a drive for local store marketing and community involvement  Savvy to the development process -- particularly as it relates to their local market  Proven ability to building high performing teams  Embraces the franchising model, associated roles, and can excel within the framework Pre-Qualification Due Diligence & Territory Selection Business Plan & Final Approval Contract, Execution, Training & Site Selection Store Opening Process

Continually Creating Inventory and Developing New and Existing Partners Strong Demand from Experienced Franchisees Selection Standards Informed by Experience Strong Internal and External Demand Balanced between New and Existing Dynamic Inventory The Best Candidate for the Opportunity Inventory Creates Opportunity

GRANT BENSON VP FRANCHISING & BUSINESS DEVELOPMENT Dunkin’ Donuts U.S. Franchising Update

OCTOBER 1, 2015 NEW YORK CITY 2015 Dunkin’ Brands Investor & Analyst Day

BILL MITCHELL PRESIDENT, BASKIN-ROBBINS US & CANADA & DUNKIN’ DONUTS & BASKIN ROBBINS CHINA, JAPAN & KOREA Baskin-Robbins U.S.

Growth in 15 of Past 16 Quarters
Return to Slow Growth

Comp Store Sales


10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
FY '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
FY '14
Q1 '15
Q2 '15

Net Restaurant Development


20
15
10
5
-
(5)
FY '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
FY '14
Q1 '15
Q2 '15

FY-Full Year

Executing the Playbook and Getting Results by Focusing on Priorities GROW People GROW Profitable Top-Line Sales GROW Store Count

Driving Profitable Top-Line Sales GROW Profitable Top-Line Sales Operational Focus Cake Ordering & Execution Drive Transactions

More Flavors, More Fun… For EVERYONE Introduced 2 lactose-free flavors Launched 14 new flavors in 2015 – additional 16 new flavors planned for 2016! 35%+ of new 2015 flavors in BRight Choices better-for-you line On-trend with 2 Greek yogurt flavors

Keeping the Momentum Going

People are at the Heart of Our Business GROW People Assessment Calibration Face-to-Face with Franchisees and Crews

Baskin-Robbins is a Growing Business GROW Store Count Unit Level Profitability & Cash on Cash Returns PR Market Optimization

2014 New Restaurant Results $365,000 Average Unit Volume $200,000-225,000 Restaurants Build-Out Costs 20-25% Cash on Cash Returns 2014 /2015 results are projected based on partial year results and are for traditional BR-only locations. Store Build Out Costs are based on internal estimates 80%+ of new restaurants are above breakeven in first year 2015 Openings to-date averaging $10,000+ per week in sales

Fresno, CA 1

Los Angeles, CA

Anthem, AZ

Appleton, WI

Bullhead City, AZ

Monroe, MI

Staying Focused and Executing With Excellence GROW People GROW Profitable Top-Line Sales GROW Store Count

BILL MITCHELL PRESIDENT, BASKIN-ROBBINS US & CANADA & DUNKIN’ DONUTS & BASKIN ROBBINS CHINA, JAPAN & KOREA Baskin-Robbins U.S.

SCOTT MURPHY CHIEF SUPPLY OFFICER Global Supply Chain

The Global Supply Chain $2.5 Billion Supply Chain Asset Lite 800 Global Suppliers 250 franchisee owned Bakeries 74 million cases shipped each year in DD US 14 ice cream plants Beans from 58 Million coffee trees picked each year for our coffee 150 new products per year 2 billion donuts sold

► Flat pricing is complete ► $100M in savings ► COGS projects underway ► Significant IT investment ► Network optimization ► Expect Flat/declining COGS DD U.S. Supply Chain is Delivering Value… $23 $24 $25 $26 $27 $28 $29 $30 Q1 2012 Q1 2013 Q1 2014 Q1 2015 Q1 2016 Average Delivered Case Price

► 40% CML Consolidation ► Munchkins to Squares ► Equipment Automation ► Food Safety Focus ► A Growing Category Improvements in Donut Manufacturing

Our Tree-to-Cup coffee QA process ► Certify 100% of green coffee in origin; Review 100% of roasted coffee in US ► Team of World class, Licensed Q Graders on staff ► 3rd Party QA Labs in every origin ► Cup > 100,000 samples / year ► Sustainability is key

A Unique Frozen Supply Chain is Supporting Global Expansion  High quality donut manufacturer in Spain  Exporting to a dozen countries  Including EU, Brazil, Egypt  Eliminates need for CML  Reduces timelines by 50%  Adds contingency solution

Ice Cream Manufacturing Each Year:  700 million scoops of ice cream  30 million pink taster spoons in U.S.  12 million ice cream cakes globally Our Role:  Oversee 14 plants  Optimize capacity around globe  Drive quality, innovation, costs

Conservative Commodity Strategy Our Approach:  Supply Continuity and Assurance  Price Stability & Cost Planning  Capitalizing on Market Pricing Opportunities  Key categories: coffee, wheat, dairy, sugar, fuel, protein

Looking Forward on Commodities COMMODITIES FORECAST (Total Store-Delivered Costs) Anticipated Store Price Volatility Low Medium High EGG WHEAT DAIRY SUGAR COFFEE OIL MEAT

 Multiple suppliers for key products  Multiple plants for key suppliers  Documented contingency plans  Tested by Enterprise Risk team  New learnings every year Contingency Planning 7.5%

Our Vision for the Future ▶ DD U.S. Fill rate of 99.8%+ ▶ Perfect Order of 82%+ ▶ Expect flat/declining COGS ▶ DC network optimization: ▲14 ▶ Bakery optimization: ▼100 ▶ Manufacturing automation ▶ Globally compliant products ▶ Perfect order of 95%+ ▶ Obsolescence: < 0.1% ▶ Improve plant utilization ▶ Expect flat/declining COGS ▶ Flavor list rationalization ▶ Globally compliant products ▶ Free trade agreement monitoring ▶ 100% ‘right first time’ NPD

Maintain Supply, Reduce Costs, Ensure Safety, Innovate everything. Managing the Noise in the World

SCOTT MURPHY CHIEF SUPPLY OFFICER Global Supply Chain

International Panel OCTOBER 1, 2015 NEW YORK CITY

International Panel  Paul Twohig  President, Dunkin’ Donuts U.S. & Canada & Dunkin' Donuts/Baskin- Robbins Europe & Latin America  Scott Murphy  Chief Supply Officer & SVP International (Europe & Latin America)  Bill Mitchell  President, Baskin-Robbins US & Canada & Dunkin’ Donuts & Baskin- Robbins China, Japan & Korea  John Varughese  VP, International (Middle East, India, Southeast Asia & Australia)

International Panel OCTOBER 1, 2015 NEW YORK CITY

CPG / PAUL CARBONE, CFO Expanding Product Availability Across Retail Channels 179

Growing Portfolio of CPG Products: Generating Over $500M in Retail Sales Annually 1 180 Enhancing and growing brand awareness 1 Internal estimated 2015 retail sales

Dunkin’ Donuts Bagged Coffee & Creamers Bagged Coffee  Establishing more competitive price position with July price decrease  Position DD @ 90-95% pricing to category leader  DD Original Blend #1 premium SKU since 2008  DD brand holds 15% share of premium segment, and leads in premium flavors  Pumpkin Spice Fall Seasonal now available Creamers  Builds brand association with at-home hot coffee  Launching shelf stable portion packs now  Reach new occasions within $3.5B creamer category  Introducing chocolate flavored creamer in Q4 181

Baskin-Robbins Ice Cream & Freezer Bars  Expanding distribution of pints and freezer bars  2Xs+ number of stores stocking pints versus year ago and more facings per store  BR pints achieved top 15 item national ranking in “pints segment” (out of 160 category items)  Working with leading national retailers on 2016 innovation and growth plans  33,000+ stores stocking BR freezer bars in Summer 2015 182

Dunkin’ Donuts K-Cups Launch Off to Strong Start  Launched May 1, 2015 nationally  Ranked #1 K-Cup in 9 of 13 weeks in grocery/mass/club channels  Gained 5% market share in first 90 days  Achieved 40,000 product displays in13 weeks  Reached 8,000+ outlets via KGM distribution (Macy's, Bed Bath & Beyond, etc.)  Current All Commodity Volume at 75% 183

Franchisee Profit Sharing Agreement ► Franchisee Profit Sharing program underway ► First payment distributed in September ► Profits from DD Bagged Coffee, DD K-Cups, and DD Coffee Creamers businesses in CPG channels 184

Focused Strategies to Drive Incremental Profitable Growth for Dunkin’ Brands and Franchisees INCREASE COMPARABLE STORE SALES AND PROFITABILITY IN DD U.S. INCREASE COMPARABLE STORE SALES AND DRIVE STORE GROWTHFOR BR U.S. CONTINUE DD U.S. CONTIGUOUS STORE EXPANSION DRIVE ACCELERATED INTERNATIONAL GROWTH ACROSS BOTH BRANDS ENHANCE GLOBAL BRAND RELEVANCE THROUGH CPG 26

CPG / PAUL CARBONE, CFO Expanding Product Availability Across Retail Channels 186

NIGEL TRAVIS, CHAIRMAN & CEO PAUL CARBONE, CFO Closing Comments & Q&A

► Reiterating near- and long-term guidance ► Disappointed in near-term DD U.S. comps ► Focused International approach ► Tighter G&A control than 2015 ► Very confident in our long-term growth prospects and our product and digital pipeline Takeaways

Our Vision for the Next 5 Years OCTOBER 1, 2015 NEW YORK CITY

OCTOBER 1, 2015 NEW YORK CITY 2015 Dunkin’ Brands Investor & Analyst Day